Exhibit 32

Certification Furnished
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of First Regional Bancorp (the “Company”) on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2007	/s/ JACK A. SWEENEY
Jack A. Sweeney
Chairman of the Board and Chief Executive Officer

Date: March 16, 2007	/s/ THOMAS MCCULLOUGH
Thomas McCullough
Corporate Secretary

Date: March 16, 2007	/s/ ELIZABETH THOMPSON
Elizabeth Thompson
Chief Financial Officer